Semiannual Report

June 30, 1999




--------------------------------------------------------------------------------
Mid-Cap Equity Growth Fund



Dear Investor

The U.S. stock market continued its long, upward climb in the first half of 1999. Large-company stocks, as measured by the S&P 500, continued to lead the market, gaining 12.38% compared with 6.87% for the S&P MidCap Index. However, this result masked a strong resurgence by small- and mid-cap stocks starting in April.


Performance Comparison

Periods Ended 6/30/99                       6 Months          12 Months
--------------------------------------------------------------------------------
Mid-Cap Equity
Growth Fund                                   11.73%             15.67%

S&P MidCap Index                               6.87              17.18

Russell Midcap Growth Index                   14.19              20.31

Lipper Mid Cap Fund Index                     11.90              13.61


     After a 21.45% gain in 1998, the Mid-Cap Equity Growth Fund rose a solid 11.73% in the first half of 1999, as shown in the table. This result exceeded the return of the S&P MidCap Index, but lagged the Russell Midcap Growth Index and, by a slight margin, the Lipper Mid Cap Fund Index. For the 12-month period, the fund rose 15.67%, a good return in absolute terms but a mixed result against the various benchmarks.


MARKET ENVIRONMENT

     The U.S. economy continued its robust growth in the first half, driven by exuberant consumer spending. Unemployment hovered close to 30-year lows; consumer confidence measures were at record highs; and the savings rate dipped below zero for the first time, meaning that Americans were actually disinvesting. Asian economies began to strengthen somewhat, and energy prices rebounded sharply from their lows of last December. Since weak Asian demand and low energy prices have been two of the key underpinnings of the disinflationary environment of the last couple of years, investors sold bonds, causing interest rates to rise from about 5% at year-end to about 6% at the end of June. The Federal Reserve, in an effort to preempt the first hints of inflation, nudged up short-term interest rates on June 30, the first such increase in two years. While markets are often affected by events in Washington, the impeachment process effectively paralyzed the political agenda for the last year.

     The stock market's first-half rally came in spite of rising interest rates. Sentiment remained ebullient, especially toward technology stocks-and Internet stocks in particular. Technology stocks gained over 30% in the first half, and have now more than doubled from their lows of October 1998. The Internet sector rose about 50% in the first half, although these stocks had a volatile second quarter that ended with a slight overall decline. The quarterly lows for many of these stocks were less than half of their highs for the quarter. This was a speculative market, and the best-performing stocks tended to be those with slim prospects of earnings or cash flows in the intermediate future.

     Beyond the Internet, the big story of the first half may have been the resurgence of small- and mid-cap stocks after more than five years of large-cap hegemony. While large-caps continued their outperformance in the first quarter, the market's leadership changed abruptly in April, and small-caps, mid-caps, and cyclicals outperformed in the second quarter. It is not yet certain whether the small- and mid-cap move was simply a technical bounce from the lowest relative valuations in 40 years, reached in March, or an inflection point at which investors began to recognize the attractiveness of these sectors.

PORTFOLIO REVIEW

     Given the magnitude of the technology rally, it is not surprising that technology stocks represented four of the top 10 contributors to the fund's performance in the first half, even though our technology positions tend to be smaller than the average position in the fund. We do this to reduce specific stock risk and dampen the portfolio's volatility. The top technology contributors in the half included SCI Systems, a leading electronic manufacturing outsourcing company that we bought at depressed prices this spring, and Xilinx, a leading specialty semiconductor company that is benefiting from strong demand and a new product cycle.

     Two other top contributors to performance for both the 6- and 12-month periods were companies that are benefiting from the use of technology. The best performer was Western Wireless, a leading rural cellular service provider in the mountain states, which is posting strong subscriber growth. It recently spun out to its shareholders a subsidiary, VoiceStream Wireless, an urban wireless company that we believe has a chance to leverage its regional operation to become a much more valuable national wireless provider. The fund's second best contributor for six months (and third best for 12 months) was long-time holding Circuit City Stores, a leading consumer electronics retailer. The stock nearly doubled in the first half as investors realized that the company was beginning to benefit from a huge new wave of products such as digital televisions, digital video disc players, and digital camcorders.

     The worst detractor to first half performance was Network Associates, a network security software company that fell well short of earnings expectations after stumbling badly integrating several acquisitions. We eliminated the stock. The second worst performer in the period was Omnicare, a provider of pharmaceuticals and related services to nursing homes. The company recently announced disappointing earnings related to changes in Medicare reimbursement policies. Investor sentiment toward the health care services sector is extremely negative (note that four of our 10 worst performers this year are in this segment). The basic issue is that everyone favors more and better health care, but no one wants to pay for it. The federal government, as the largest payer, is squeezing the revenues of many of these companies. Nevertheless, we believe that valuations in this sector are overly depressed, and that the stocks of the better companies, like Omnicare, will recover and perform well over time.

     As we noted in previous reports, the merger boom in Corporate America continues to have an effect on the fund at the margin. In the last six months, another half dozen or so of our holdings have been acquired or announced they were being acquired, including Alza, General Nutrition, Omnipoint, Saville Systems, Outdoor Systems, and Richfood Holdings. While we never invest in a company simply because we think it might be an acquisition candidate, our valuation discipline tends to lead us to companies that are attractive to corporate acquirers.

     The fund remains well diversified across industry sectors. We sold some of our technology holdings as the sector appreciated. Significant new holdings since our last report include Republic Services Group, a solid waste company, Ingram Micro, a leading electronics distributor, and NOVA, a credit card processor.


INVESTMENT STRATEGY AND OUTLOOK

Sector Diversification

                                    12/31/98          6/30/99
--------------------------------------------------------------------------------

Financial                                11%              10%

Health Care                              12               13

Consumer                                 21               20

Technology                               16               13

Business Services                        31               32

Energy                                    2                3

Industrial                                4                5

Reserves                                  3                4
--------------------------------------------------------------------------------

Total                                   100%             100%


     Though the Mid-Cap Equity Growth Fund's first half performance was roughly in line with its various benchmarks, this was not as strong a period as many others in the fund's history. This is primarily attributable to our lack of emphasis on technology and telecommunications, particularly the high-flying Internet and telecommunications companies where we view valuations as problematic. While we have benefited somewhat from Internet-related investments, we find ourselves increasingly on the sidelines because valuations appear high. Although we feel a bit like wallflowers at a boisterous party, in the past we have found that maintaining valuation discipline under similar circumstances has been rewarded in the long run.

     We have stated before that we view the Internet as one of the great technological advances of the modern age. In rapid fashion, the Internet is transforming paradigms across industries just as profoundly as the changes triggered by the development of national transportation and communications networks and the introduction of electricity in the late nineteenth century. Many industries and companies will experience great leaps in efficiency that will change business processes, alter pricing structures, and upset the status quo. Nevertheless, a speculative frenzy has developed in our capital markets, where the normal market discipline of demanding profitability, or at least a roadmap to positive cash flow, has not applied to Internet companies. The current collective wisdom advocates massive spending to build first mover advantages and gain category dominance. While this sounds impressive, profitability must follow within a reasonable time frame, or else we will find that significant companies have been built on business models lacking long-term viability. This might be analogous to building a house without a foundation.

     Some of the current Internet favorites may prove to be the blue chip companies of the new century. However, many will flounder and even disappear. The current beneficent environment for Internet stocks will likely end long before we have to sort out the winners from the losers. However, the longer the current speculation persists, the more Internet spending will affect non-Internet companies, positively and negatively. For instance, while the broadcasting industry is benefiting mightily from Internet advertising, bookstores are suffering from slower growth as Internet retailers garner incremental share, albeit at prices that do not appear to be viable in the long run.

     Moving beyond the Internet, we believe that earnings growth remains the key driver to continued small- and mid-cap outperformance relative to larger companies. The fact of the matter is that large U.S. companies have grown their earnings at a faster rate than small- and mid-caps over the last few years. This is a direct outgrowth, in our opinion, of a revolution in American corporate management philosophy that emphasizes efficiency, return on investment, and shareholder value. Large-company earnings have grown much faster than sales over this period, and the key question is, How long can this last? At some point, the higher internal growth of small- and mid-cap companies will be recognized, probably as large-cap earnings momentum begins to slow. Even though mid-cap stocks have recovered slightly from their record-low relative valuations in April, we believe they remain compelling in comparison with large-caps. We continue to believe that the Mid-Cap Equity Growth Fund remains well positioned to achieve attractive returns over time.

     On a final note, we are delighted to report that John Wakeman has been named executive vice president of the fund. John has been an integral part of the portfolio management team since the fund's inception, and this appointment recognizes his substantial contribution and role.

     Respectfully submitted,

     Brian W.H. Berghuis
     President and
     Chairman of the Investment Advisory Committee

     John F. Wakeman
     Executive Vice President

     July 19, 1999



Portfolio Highlights

Twenty-Five Largest Holdings

                                                                Percent of
                                                                Net Assets
                                                                   6/30/99
--------------------------------------------------------------------------------

Circuit City Stores                                                   2.6%

Affiliated Computer Services                                          2.1

Galileo International                                                 1.9

Republic Services                                                     1.9

Waddell & Reed Financial                                              1.7

Warnaco Group                                                         1.7

SCI Systems                                                           1.7

NOVA                                                                  1.7

Western Wireless                                                      1.7

Jones Apparel Group                                                   1.6

Outdoor Systems                                                       1.5

Analog Devices                                                        1.5

Whole Foods Market                                                    1.5

Suiza Foods                                                           1.5

BJ Services                                                           1.5

VoiceStream Wireless                                                  1.5

U.S. Foodservice                                                      1.4

Royal Caribbean Cruises                                               1.4

Xilinx                                                                1.4

BJ's Wholesale Club                                                   1.4

Premier Parks                                                         1.4

PMC-Sierra                                                            1.3

Synopsys                                                              1.3

SunGard Data Systems                                                  1.3

Family Dollar Stores                                                  1.3

--------------------------------------------------------------------------------
Total                                                                39.8%
--------------------------------------------------------------------------------


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share
6 Months Ended June 30, 1999


TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Western Wireless                                  34(cents)

Circuit City Stores                               23

Xilinx                                            14

SCI Systems *                                     14

BJ Services                                       13

PMC-Sierra                                        13

Smith International                               13

Univision Communications                          13

Jones Apparel Group                               11

Analog Devices                                    11
--------------------------------------------------------------------------------
Total                                            159(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Network Associates **                           - 16

Omnicare                                          14

Romac International                               13

AmeriSource Health *                               6

Total Renal Care Holdings                          6

MSC                                                6

Henry Schein                                       6

Allied Waste Industries **                         6

Suiza Foods                                        6

NOVA                                               5

--------------------------------------------------------------------------------
Total                                            - 84
--------------------------------------------------------------------------------

12 Months Ended June 30, 1999


TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Western Wireless                                  36(cents)

Xilinx                                            26

Circuit City Stores                               25

Biogen                                            24

PMC-Sierra                                        18

Analog Devices                                    18

Univision Communications                          16

Gilead Sciences                                   15

Maxim Integrated Products                         14

SCI Systems *                                     14

--------------------------------------------------------------------------------
Total                                            206(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Omnicare                                        - 16

Warnaco Group                                     13

Paging Network **                                 13

Romac International                               12

Corporate Express **                              11

Quorum Health Group **                            11

Security Capital Group **                         10

Renaissance Worldwide **                          10

MSC                                               10

Total Renal Care Holdings                          9

--------------------------------------------------------------------------------
Total                                            - 115
--------------------------------------------------------------------------------


 * Position added
** Position eliminated


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Line Chart-Mid-Cap Equity Growth Fund

                           MCE              S&P               Lipper

7/31/96                    10000            10000             10000

6/97                       12291            13228             12286

6/98                       16124            16819             14983

6/99                       18652            19709             17022


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Mid-Cap Equity Growth Fund
Periods Ended 6/30/99

                           Since            Inception
         1 Year            Inception        Date
--------------------------------------------------------------------------------

         15.67%            23.84%           7/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Financial Highlights
T. Rowe Price Mid-Cap Equity Growth Fund
(Unaudited)

                                For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             6 Months         Year                   7/31/96
                                Ended        Ended                   Through
                              6/30/99     12/31/98     12/31/97     12/31/96

NET ASSET VALUE
Beginning of period          $  16.28     $  13.69     $  11.59     $  10.00

Investment activities
  Net investment income         (0.02)       (0.04)       (0.01)*       0.02*
  Net realized and
  unrealized gain (loss)         1.93         2.94         2.14         1.59

  Total from
  investment activities          1.91         2.90         2.13         1.61

Distributions

  Net investment income            --           --           --        (0.02)
  Net realized gain                --         (.31)       (0.03)          --
  Total distributions              --         (.31)       (0.03)       (0.02)

NET ASSET VALUE
End of period                $  18.19     $  16.28     $  13.69     $  11.59

Ratios/Supplemental Data

Total return(diamond)           11.73%       21.45%       18.39%*      16.10%*
Ratio of total expenses to
average net assets               0.74%!       0.85%        0.85%*       0.85%*!
Ratio of net
investment income
to average net assets          (0.28)%!      (0.35)%      (0.12)%*      0.43%*!

Portfolio turnover rate          55.5%!        52.8%        41.0%       31.3%!

Net assets,
end of period
(in thousands)                $225,828      $131,575     $ 57,974    $ 14,367


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.85% voluntary expense limitation in effect through 12/31/97.
!          Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Mid-Cap Equity Growth Fund
June 30, 1999 (Unaudited)


                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  96.1%

FINANCIAL  9.8%

Bank and Trust  0.9%

North Fork Bancorporation                                90,500   $    1,929

                                                                       1,929

Insurance  4.0%

ACE Limited                                              41,000        1,158

E.W. Blanch                                              14,300          975

Fairfax Financial (CAD) *                                 4,500        1,207

MGIC Investment                                          37,000        1,799

Protective Life                                          57,500        1,898

Radian Group                                             41,000        2,001

                                                                       9,038

Financial Services  4.9%

Capital One Financial                                    45,000        2,506

Heller Financial                                         82,000        2,281

The CIT Group (Class A)                                  83,500        2,411

Waddell & Reed Financial

  (Class A)                                             106,000        2,908

Waddell & Reed Financial

  (Class B)                                              37,500        1,013

                                                                      11,119

Total Financial                                                       22,086


HEALTH CARE  12.9%

Pharmaceuticals  2.6%

ALZA *                                                   49,500        2,518

Shire Pharmaceuticals ADR *                              21,600          559

Teva Pharmaceutical

Industries ADR                                           55,000        2,716

                                                                       5,793

Medical Instruments and Devices  2 1%

Millipore                                                27,000        1,095

Sybron International *                                   94,500        2,605

Waters *                                                 20,000        1,062

                                                                       4,762

Health Care Services  4.5%

Covance *                                                89,000        2,130

HCR Manor Care *                                         66,000        1,596

Omnicare                                                175,500        2,216

Total Renal Care Holdings *                             123,500        1,922

Wellpoint Health Networks *                              28,000        2,377

                                                                      10,241

Biotechnology  3.7%

Biogen *                                                 39,000   $    2,509

Centocor *                                               22,000        1,027

Gilead Sciences *                                        50,000        2,609

MedImmune *                                              26,000        1,766

Sepracor *                                                4,300          349

                                                                       8,260

Total Health Care                                                     29,056


CONSUMER  20.6%

Soft Goods Retailers  1.7%

Family Dollar Stores                                    118,000        2,832

Saks *                                                   35,000        1,011

                                                                       3,843

Hard Goods Retailers  9.3%

AutoZone *                                               55,000        1,657

BJ's Wholesale Club *                                   104,000        3,126

Borders Group *                                          74,000        1,170

Circuit City Stores                                      63,000        5,859

Costco Companies *                                       24,500        1,961

General Nutrition *                                      14,800          345

Kroger *                                                 44,000        1,229

Shopko Stores *                                          61,600        2,233

Whole Foods Market *                                     70,000        3,362

                                                                      20,942

Consumer Non-Durables  4.0%

Boyds Collection Limited *                               85,000        1,471

Jones Apparel Group *                                   105,500        3,620

Warnaco Group (Class A)                                 146,500        3,919

                                                                       9,010

Restaurants  1.2%

Outback Steakhouse *                                     71,500        2,804

                                                                       2,804

Food and Beverages  1.5%

Suiza Foods *                                            79,500        3,329

                                                                       3,329

Entertainment  2.9%

Mirage Resorts *                                         15,800          265

Premier Parks *                                          83,500        3,068

Royal Caribbean Cruises                                  73,000        3,194

                                                                       6,527

Total Consumer                                                        46,455


TECHNOLOGY  12.8%

Computer Software  3.6%

BMC Software *                                           27,500   $    1,484

Citrix Systems *                                         12,000          676

Intuit *                                                 15,000        1,353

Parametric Technology *                                 121,000        1,682

Synopsys *                                               53,500        2,951

                                                                       8,146

Peripherals  0.8%

Molex (Class A)                                          54,300        1,722

                                                                       1,722

Semiconductors and Components  5.8%

Analog Devices *                                         67,000        3,363

KLA-Tencor *                                             19,000        1,232

Maxim Integrated Products *                              35,500        2,361

PMC-Sierra *                                             51,500        3,037

Xilinx *                                                 55,000        3,150

                                                                      13,143

E-Commerce  0.4%

Sterling Commerce *                                      27,500        1,004

                                                                       1,004

Computer Hardware/Peripherals  2.2%

Sanmina *                                                13,500        1,024

SCI Systems *                                            82,500        3,919

                                                                       4,943

Total Technology                                                      28,958


BUSINESS SERVICES  31.6%

Telecom Services  4.9%

Crown Castle International *                             54,500        1,133

Omnipoint *                                              66,000        1,908

Rogers Communications *                                  52,000          842

Voicestream Wireless *                                  115,800        3,297

Western Wireless                                        142,500        3,852

                                                                      11,032

Computer Services  11.0%

Acxiom *                                                 81,000        2,022

Affiliated Computer Services

(Class A) *                                              93,000        4,708

Ceridian *                                               53,000        1,732

Concord EFS *                                            16,500          699

DST Systems *                                             8,000          503

Galileo International                                    79,500        4,248

National Data                                            57,500        2,458

NOVA *                                                  155,500   $    3,888

Saville Systems ADR *                                   120,500        1,751

SunGard Data Systems *                                   85,000        2,933

                                                                      24,942

Distribution  5.2%

AmeriSource Health *                                     90,500        2,308

Henry Schein *                                           56,000        1,776

Ingram Micro *                                           93,000        2,394

MSC *                                                    71,500          733

Richfood Holdings                                        69,000        1,216

U.S. Foodservice *                                       76,500        3,261

                                                                      11,688

Media and Advertising  3.4%

Catalina Marketing *                                     22,000        2,024

Clear Channel Communications *                           11,000          759

Outdoor Systems *                                        92,500        3,376

Univision Communications *                               23,000        1,518

                                                                       7,677

Environmental  1.8%

Republic Services (Class A) *                           170,000        4,207

                                                                       4,207

Miscellaneous Business Services  5 1%

CIBER *                                                 126,000        2,410

Gartner Group (Class A) *                                92,700        1,900

Interim Services *                                      100,000        2,063

Robert Half International *                              39,500        1,027

Romac International *                                   117,000        1,035

Sodexho Marriott Services *                              38,900          746

Viad                                                     74,000        2,289

                                                                      11,470

Transportation  0.2%

C.H. Robinson Worldwide                                  12,200          447

                                                                         447

Total Business Services                                               71,463


ENERGY  3.1%

Energy Services  3.1%

BJ Services *                                           112,500        3,312

Ocean Energy *                                          106,700        1,027

Smith International *                                    60,500        2,628

Total Energy                                                           6,967



INDUSTRIAL  5.3%

Defense & Aerospace  0.6%

BE Aerospace *                                           72,000   $    1,348

                                                                       1,348

Specialty Chemicals  0.7%

Great Lakes Chemical                                     35,500        1,635

                                                                       1,635

Machinery  4.0%

Danaher                                                  44,000        2,558

Pentair                                                  42,500        1,944

Teleflex                                                 50,500        2,194

United Rentals *                                         79,500        2,345

                                                                       9,041

Total Industrial                                                      12,024

Total Common Stocks (Cost  $175,325)                                 217,009



SHORT-TERM INVESTMENTS  4.7%

Government Reserve Investment Fund

4.77% #                                              10,663,384       10,663

Total Short Term Investments
(Cost  $10,663)                                                       10,663

Total Investments in Securities

100.8% of Net Assets (Cost $185,988)                                $227,672

Other Assets Less Liabilities                                        (1,844)

NET ASSETS                                                          $225,828
                                                                   ----------

Net Assets Consist of:

Accumulated net investment income -
 net of distributions                                                 $(223)

Accumulated net realized gain/loss -
 net of distributions                                                  4,185

Net unrealized gain (loss)                                            41,684

Paid-in-capital applicable to 12,412,230
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                               180,182

NET ASSETS                                                          $225,828
                                                                   ----------

NET ASSET VALUE PER SHARE                                             $18.19
                                                                   ----------


  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt
CAD  Canadian dollar


The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Mid-Cap Equity Growth Fund
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/99

Investment Income

Income
  Dividend                                                         $     227
  Interest                                                               183
  Total income                                                           410

Expenses
  Investment management                                                  544
  Custody and accounting                                                  57
  Registration                                                            12
  Legal and audit                                                          6
  Shareholder servicing                                                    5
  Prospectus and shareholder reports                                       4
  Directors                                                                3
  Miscellaneous                                                            2
  Total expenses                                                         633

Net investment income                                                   (223)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                 4,230

Change in net unrealized gain or loss on securities                   18,437

Net realized and unrealized gain (loss)                               22,667

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  22,444
                                                                   ----------

The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Equity Growth Fund
(Unaudited)
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/99     12/31/98

Increase (Decrease) in Net Assets
Operations
  Net investment income                              $     (223)  $     (338)
  Net realized gain (loss)                                4,230        1,824
  Change in net unrealized gain or loss                  18,437       17,390
  Increase (decrease) in net asset
  from operations                                        22,444       18,876

Distributions to shareholders
  Net realized gain                                          --       (2,366)

Capital share transactions*
  Shares sold                                            83,178       61,424
  Distributions reinvested                                   --        2,191
  Shares redeemed                                       (11,369)      (6,524)
  Increase (decrease) in net
  assets from capital
  share transactions                                     71,809       57,091

Net Assets
Increase (decrease) during period                      94,253       73,601

Beginning of period                                     131,575       57,974

End of period                                        $  225,828   $  131,575

*Share information
  Shares sold                                             5,017        4,141
  Distributions reinvested                                   --          150
  Shares redeemed                                          (688)        (442)
  Increase (decrease)
  in shares outstanding                                   4,329        3,849

The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Mid-Cap Equity Growth Fund
June 30, 1999 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Equity Growth Fund (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on July 31, 1996.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation   Assets and liabilities are translated into U.S.
     dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other   Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $113,258,000 and $46,288,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $185,988,000. Net unrealized gain aggregated $41,683,000 at period-end, of which $50,139,000 related to appreciated investments and $8,455,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $98,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and is equal to 0.60% of the fund's average daily net assets.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $37,000 for the six months ended June 30, 1999, of which $7,000 was payable at period-end. The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $183,000 and are reflected as interest income in the accompanying Statement of Operations.